UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 17, 2008

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 17, 2008, the Registrant issued a press release providing investors earnings guidance for 2008 and 2009 and announced that a conference call and webcast will be held at 11:00 a.m. EDT on Thursday, September 18, 2008 to discuss the earnings guidance.

The press release is attached as Exhibit 99 to this Form 8-K. This information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Registrant specifically incorporates the information by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99	Press release dated September 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: September 17, 2008

Exhibit Index

Exhibit #

99	Press release dated September 17, 2008.

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